Table of Contents

USAA Family of Funds                                       1
Message from the President                                 2
Investment Review                                          4
Message from the Managers                                  5
Shareholder Voting Results                                 9
Financial Information:
     Statement of Assets and Liabilities                  10
     Portfolio of Investments in Securities               11
     Notes to Portfolio of Investments in Securities      25
     Statement of Operations                              26
     Statements of Changes in Net Assets                  27
     Notes to Financial Statements                        28

Important Information:

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:
          USAA Investment Management Company
          Attn: Report Mail
          9800 Fredericksburg Road
          San Antonio, TX 78284-8916
or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Cornerstone Strategy Fund (formerly known as the Cornerstone Fund), managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. c1995, USAA. All rights reserved.


USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 32 funds by investment objective as of December 31, 1995. For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call
1-800-531-8181 for a prospectus. Read it carefully before you invest.

                                                 Average Annual Total Return*
                                                                                                 Yield
               Investment          Inception                                Since          7-Day     30-Day(1)
               Objective             Date        1 yr    5 yrs    10 yrs   Inception       Simple      SEC

Capital Appreciation
Aggressive Growth                   10/19/81    50.42    20.44    12.02        -              -         -
Emerging Markets(2)                  11/7/94     3.65      -         -      (4.26)            -         -
Gold(2)                              8/15/84     4.04     5.60     5.46        -              -         -
Growth                                4/5/71    32.06    15.56    12.47        -              -         -
Growth & Income                       6/1/93    31.57      -         -      13.74             -         -
International(2)                     7/11/88     8.29    11.98       -       9.51             -         -
World Growth(2)                      10/1/92    12.85      -         -      12.06             -         -

Asset Allocation
Balanced Strategy                     9/1/95      -        -         -       3.24             -         -
Cornerstone Strategy(2)#             8/15/84    18.40    12.37    12.68        -              -         -
Growth and Tax Strategy(3)**#        1/11/89    22.70    10.33       -       9.81             -       3.61
Growth Strategy(2)                    9/1/95      -        -         -       6.50             -         -
Income Strategy                       9/1/95      -        -         -       9.94             -       4.47

Income - Taxable
GNMA                                  2/1/91    16.76      -         -       8.64             -       6.64
Income                                3/4/74    24.47    10.91    10.43        -              -       6.25
Income Stock                          5/4/87    28.62    14.35       -      12.12             -         -
Short-Term Bond                       6/1/93    11.18      -         -       5.33             -       6.43

Income - Tax Exempt
Long-Term(3)**                       3/19/82    18.58     8.44     8.62        -              -       5.40
Intermediate-Term(3)**               3/19/82    15.07     8.22     7.95        -              -       4.93
Short-Term(3)**                      3/19/82     8.11     5.59     5.87        -              -       4.36
California Bond(3)**                  8/1/89    21.85     8.39       -       8.01             -       5.23
Florida Tax-Free Income(3)**         10/1/93    18.90      -         -       3.39             -       5.35
New York Bond(3)**                  10/15/90    18.07     8.60       -       9.25             -       5.31
Texas Tax-Free Income(3)**            8/1/94    22.22      -         -      12.43             -       5.18
Virginia Bond(3)**                  10/15/90    17.08     8.42       -       8.79             -       5.22

Money Market
Money Market(4)                       2/2/81     5.80     4.54     5.97        -            5.48        -
Tax Exempt Money Market(3),(4)**      2/6/84     3.70     3.32     4.36        -            4.33        -
Treasury Money Market Trust(4)        2/1/91     5.59      -         -       4.17           5.26        -
California Money Market(3),(4)**      8/1/89     3.64     3.15       -       3.70           4.14        -
Florida Tax-Free Money
                   Market(3),(4)**   10/1/93     3.57      -         -       2.90           4.28        -
New York Money Market(3),(4)**      10/15/90     3.59     2.98       -       3.04           4.27        -
Texas Tax-Free Money Market(3),(4)**  8/1/94     3.56      -         -       3.36           4.08        -
Virginia Money Market(3),(4)**      10/15/90     3.52     3.13       -       3.21           4.07        -

(1) Calculated as prescribed by the Securities and Exchange Commission.

(2) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

 * Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax
   Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt. California, New York, Virginia, Florida, and Texas funds available to residents only.

# Formerly known as Cornerstone Fund and Balanced Portfolio Fund, respectively.


Message From the President

[Photoghraph of Michael J.C. Roth, CFA, President and Vice
Chairman of the Board appears here]

Even though the new USAA Asset Strategy Funds have only been in existence since September 1, 1995, our shareholders have invested over $27 million in them.(1) Given that these funds are not the embodiment of some exciting investment story, but rather of a fundamental method of matching risk and potential reward, it certainly appears that we have tapped into an area of need and interest for our customers.

These funds are an embodiment of things we believe about money management:

   - Your quest for reward must be within your tolerance for risk

   - The events of risk will come as surprises

   - Therefore, your asset allocation is your main "defense" against and "definition" of risk

With the Asset Strategy Funds, we take care of the asset allocation.

Let me stress here that I realize not everyone agrees with this philosophy, and that fact truly does not bother me. Such disagreement is necessary if the stock market is to have the great liquidity that all investors enjoy. For those of you who are active traders, we have an excellent brokerage service offering one of the finest Asset Management Accounts available.
In addition, our family of mutual funds covers a very wide spectrum.
Your options for access to our funds and Brokerage Service will soon be expanded significantly, both by personal computer and telephone.

And for those of you who are comfortable with our philosophy, the Asset Strategy Funds will prove a great long-term investment vehicle.

"... your asset allocation is your main "defense" against and "definition" of risk."
                    Sincerely,

                    Michael J.C. Roth, CFA
                    President and
                    Vice Chairman of the Board

(1)The Cornerstone Strategy and Growth and Tax Strategy Funds were formerly known as the Cornerstone Fund (Inception 8/15/84) and the Balanced Portfolio Fund (Inception 1/11/89), respectively. These two funds make up approximately $6.4 million of the investments made by shareholders in the Asset Strategy Funds.

For more complete information about any mutual fund managed by USAA Investment Management Company, including charges and expenses, please call for a prospectus. Please read the prospectus carefully before you invest or send money.

USAA Brokerage Services is a discount brokerage service of USAA
Investment Management Company, a member of the NASD and SIPC.

Investment Review

Cornerstone Strategy Fund (formerly known as the Cornerstone Fund)

OBJECTIVE: Achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving purchasing power of shareholders' capital.

                                      5/31/95                    11/30/95
Net Assets                          $874.6 Million            $916.5 Million
Net Asset Value Per Share              $22.63                    $23.60

Average Annual Total Returns as of 11/30/95
May 31, 1995 to November 30, 1995                  7.16%*
1 Year                                            16.94%
5 Years                                           12.17%
10 Years                                          12.45%

* Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 11/30/85 to 11/30/95, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: S&P 500 - $41,096 and the USAA Cornerstone Strategy Fund - $32,325.]

The graph depicts how the USAA Cornerstone Strategy Fund compares to the S&P 500 Index. The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index. The chart compares a $10,000 hypothetical investment in the Fund to the Index.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

Message from the Managers

[A photo of John W. Saunders, Jr., U.S. Govt. Securities; Harry W. Miller, Allocation Manager - Basic Value Stocks; Mark W. Johnson, Gold and Real Estate Stocks; David G. Peebles, Foreign Stocks]

The USAA Cornerstone Strategy Fund's objective is to achieve a positive, inflation-adjusted rate of return and a reasonably stable value of fund shares, thereby preserving purchasing power of shareholders' capital. This is a widely-diversified portfolio with investments in the following sectors: Basic Value Stocks (22-28% of the Fund's net assets), Foreign Stocks (22-28%), Government Bonds (22-28%), Real Estate Stocks (22-28%) and Gold Stocks (0-10%).

Basic Value Category

1995 has been a surprisingly good year for the U.S. stock market. This category benefited accordingly since our last report of May 31, 1995. Profitability has been very good for U.S. companies, although it appears to be slowing down. Also, we have benefited from low inflation and lower interest rates. All of these factors have resulted in strong performance. Those industries that were particularly strong were Aerospace/Defense (B.F. Goodrich and Boeing), Healthcare (American Home Products and Bristol-Myers Squibb), Insurance (Aetna), Telephone (GTE and NYNEX) and Chemicals (Monsanto and Union Carbide). Holdings in retailing (K-Mart* and J.C. Penney) were disappointing. However Sears, Roebuck did very well with its spin-off of Allstate.

*Sold prior to end of reporting period.


Gold Category
Gold traded in a narrow range of $379.40 to $391.30 during the six months ended November 30, 1995. This continues the trend of the past two years during which the price has been stuck at about $383 plus or minus $13. We remain optimistic that eventually there will be a sustained move above $400. This optimism is based on the fact that end user demand continues to outstrip new supply. To date supply shortfalls have been met with selling by private holders, central banks, and hedgers and speculators who sell borrowed gold. However, the willingness of these entities to continue selling in the face of a widening demand gap is questionable.

[A pie chart is shown here depicting the Asset Allocation as of November 30, 1995 for the USAA Cornerstone Strategy Fund to be: Foreign - 22.9%, U.S. Government Securities - 24.7%, Basic Value - 25.6%, Gold - 4.3% and Real Estate - 23.7%.]


Real Estate Category
Real estate securities performed poorly during the six months ended November 30, 1995. Shares of Real Estate Investment Trusts (REITs), as measured by the National Association of Real Estate Investment Trusts (NAREIT) equity index, rose only 5.05% on a total return basis. This was well below the 14.87% return of the S&P 500 and the 7.16% 10-year Treasury bond return. As a result, the "yield gap" (the average REIT dividend yield less the 10-year Treasury bond yield) now stands at a five-year high of 200 basis points.

The dynamic that seems to be at work here is simply that while real estate may be a solid business with improving fundamentals, it lacks the exciting stories that are driving other markets to much higher levels. Once the stock market slows, we expect REITs to begin to improve.

During the reporting period our exposure to hotels (including REITs that own hotels) was almost doubled. Our hotel holdings are entirely at the full-service end of the spectrum where the supply and demand factors are especially favorable. We further boosted the already over-weighted position in self-storage facilities. The self-storage business is going through a consolidation phase during which acquisitions can be made on favorable terms. The retail exposure also was increased, though we remain underweighted. The apartment, health care, mobile home and industrial sectors were all trimmed back slightly. We sold the last of several diversified REITs once held by the Fund. All current holdings in the Fund are in companies with demonstrated expertise in a specific property type and generally within a specific region.

International Category

We are currently emphasizing Europe and various emerging markets while tempering our exposure to Japan. European stocks, particularly those of northern Europe, are attractive because of political stability, a favorable interest rate outlook and the steadiness of currencies. Despite political and economic problems, emerging market securities are attractive because of their potential for economic and earnings growth. Our concern regarding Japan centers upon problems in the banking system and a lack of commitment to corporate restructuring.

U.S. Government Category
As we indicated in the May 31, 1995 annual report, we have maintained a portfolio structure for this category to take advantage of further declines in long-term interest rates. Following a brief rise from late July to late August, long-term interest rates resumed a strong downward trend to new lows for this year. The portfolio is slightly over 50% in long-term Treasury bonds with the remainder in GNMA mortgage pass-through securities, half of which are discount coupons.

Inflation, the scourge of interest rates, has been 3% or lower for the past four years. Real interest rates (net of inflation) are still high and can continue to move lower in an economic environment which is beginning to show signs of slowing. We will continue to maintain our current portfolio structure in this environment.

Fund Summary

The Fund is accomplishing its investment objective as stated in the introductory paragraph. The positive inflation-adjusted rate of return has been far exceeded and the net asset value (price of the shares) has been reasonably stable. The Fund has not kept up with the booming stock market, as expected, because of the countervailing forces of diversification in the five sectors. However, as you know, the sectors will rotate and the current out-of-favor sectors may become the new driving force, giving your Fund the long-term stability for which you purchased the USAA Cornerstone Strategy Fund.

Foreign investing is subject to additional risks which are discussed in the Fund's prospectus. Gold mining stocks involve additional risk because of gold's price volatility. Since return is generally commensurate with risk, investors should be aware of the potential volatility associated with foreign markets.

See page 11 for a complete listing of the Portfolio of Investments in Securities.


Top 10 Industries
(% of Net Assets)

Real Estate Invest. Trusts               21.4
Oil                                       4.5
Gold Mining                               4.3
Aerospace/Defense                         3.7
Chemicals                                 3.6
Telecommunications                        3.3
Healthcare                                3.2
Retail                                    2.7
Tobacco                                   2.6
Paper & Forest Products                   2.2


Top 3 Holdings in Each Sector
(% of Net Assets)

GOLD
-----
Newmont Mining                      .42
Barrick Gold                        .40
Placer Dome                         .38

FOREIGN
-------

VA Technologie AG                   .55
Internationale Nederlanden          .43
Verenigd Bezit Vnu                  .39

REAL ESTATE
------------
Developers Diversified              .92
Kimco Realty                        .87
Highwood Properties                 .86

U.S. GOVERNMENT
---------------
U.S. Treasury Bond @ 7.875%        6.57
U.S. Treasury Bond @ 7.625%        6.49
GNMA Pool #348947 @ 7.00%          1.49

BASIC VALUE STOCKS
-------------------
Boeing                             1.27
Monsanto                           1.25
B.F. Goodrich                      1.15


                           SHAREHOLDER VOTING RESULTS

On October 13, 1995, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 17, 1995 were entitled to vote on each proposal. The number of votes shown below are shown for the Cornerstone Strategy Fund only for proposal (2) and in the aggregate for the entire USAA Investment Trust (the Trust) for proposals (1) and (3).

  (1) Proposal to elect a Board of Trustees as follows:

                                     Votes                  Votes
     Trustee                          For                  Withheld
     ---------                      --------              ----------

     Hansford T. Johnson*         112,569,933              2,138,930
     Michael J.C. Roth            111,522,559              3,186,304
     John W. Saunders, Jr.        112,598,635              2,110,228
     George E. Brown              111,259,788              3,449,075
     Howard L. Freeman, Jr.       112,481,010              2,227,853
     Richard A. Zucker            112,225,587              2,483,276
     Barbara B. Dreeben           111,409,531              3,299,332

Mr. C. Dale Briscoe did not stand for re-election to the Board. His term of office terminated on December 31, 1995.

* On December 4, 1995, Hansford T. Johnson announced his departure from the Board effective December 31, 1995. The Board elected M. Staser Holcomb to succeed Mr. Johnson.

(2) Proposals to amend certain investment restrictions as follows:
                                                        Number of Shares Voting
                                                    For             Against        Abstain

Proposal to amend the 5% and 10% issuer          17,835,252        1,454,310       929,873
diversification restrictions to apply to 75%
of a Fund's total assets rather than 100%.

Proposal to amend the restriction relating       16,774,808        2,316,534     1,128,093
to borrowing to allow a Fund to borrow an
amount not exceeding 33 1/3% of its total
assets (including the amount borrowed)
less liabilities (other than borrowings) for
temporary or emergency purposes.

Proposal to amend the restriction relating       16,805,918        2,282,807     1,130,711
to lending portfolio securities to permit a
Fund to lend up to 1/3 of its total assets to
other parties.

(3) Proposal to ratify or reject the selection  107,284,373        2,323,184     5,101,298
by the Board of Trustees of KPMG Peat
Marwick LLP as auditors for the Trust for
the fiscal year ending May 31, 1996.

Cornerstone Strategy Fund
Statement of Assets and Liabilities
(In Thousands)

November 30, 1995
(Unaudited)
Assets
     Investments in securities, at market value (identified cost of $801,232)         $927,131
     Cash                                                                                  209
     Cash denominated in foreign currencies (identified cost of $127)                      127
     Receivables:
          Capital shares sold                                                              170
          Dividends and interest                                                         4,256
          Securities sold                                                                2,549
          Foreign currency contracts held, at value                                      8,412
                                                                                     ----------
               Total assets                                                            942,854
                                                                                     ----------
Liabilities
     Securities purchased                                                               15,504
     Foreign currency contracts held, at value                                           8,470
     Capital shares redeemed                                                             1,365
     USAA Investment Management Company                                                    555
     USAA Transfer Agency Company                                                          213
     Accounts payable and accrued expenses                                                 278
                                                                                     -----------
               Total liabilities                                                        26,385
                                                                                     -----------
                    Net assets applicable to capital shares outstanding               $916,469
                                                                                     ===========
Represented by:
     Paid-in capital                                                                 $776,909
     Accumulated undistributed net investment income                                   14,417
     Accumulated net realized loss on investments                                        (761)
     Net unrealized appreciation of investments                                       125,899
     Net unrealized appreciation on foreign currency translations                           5
                                                                                     ----------
                    Net assets applicable to capital shares outstanding              $916,469
                                                                                     ==========
     Capital shares outstanding, unlimited number of shares authorized,
          no par value                                                                 38,829
                                                                                     ==========
     Net asset value, redemption price, and offering price per share                 $  23.60
                                                                                     ==========

See accompanying notes to financial statements.

Cornerstone Strategy Fund
Portfolio of Investments in Securities

November 30, 1995
(Unaudited)
                                                                   Market
 Number                                                             Value
of Shares                Security                                   (000)

                    Gold Stocks (4.3%)
           African Gold Companies (0.6%)
 85,000    Ashanti Goldfields Co. Ltd. GDS                        $    1,583
 85,000    Gold Fields of South Africa Ltd. ADR                        2,412
 55,000    Western Deep Levels Ltd. ADR                                1,732
                                                                  -----------
                                                                       5,727
                                                                  -----------

          Australian Gold Companies (0.5%)
500,000   Acacia Resources Ltd. *                                        865
180,000   Delta Gold N.L. *                                              441
500,000   Newcrest Mining Ltd.                                         2,252
125,000   Plutonic Resources Ltd.                                        595
                                                                  -----------
                                                                       4,153
                                                                  -----------

          North American Gold Companies (3.1%)
130,000   Agnico-Eagle Mines Ltd.                                      1,625
140,000   Barrick Gold Corp.                                           3,692
175,000   Battle Mountain Gold Co.                                     1,553
 35,000   FirstMiss Gold, Inc. *                                         687
100,000   Freeport-McMoRan Copper & Gold, Inc. "A"                     2,700
 60,000   Golden Knight Resources, Inc.                                  315
190,000   Hemlo Gold Mines, Inc.                                       1,783
 90,000   Newmont Mining Corp.                                         3,881
 70,000   Pioneer Group, Inc.                                          1,855
140,000   Placer Dome, Inc.                                            3,452
 85,000   Prime Resources Group, Inc. *                                  610
 85,000   Rayrock Yellowknife Resources, Inc. *                          626
170,000   Santa Fe Pacific Gold Corp.                                  2,040
330,000   TVX Gold, Inc. *                                             2,186
115,000   Viceroy Resource Corp. *                                       434
 70,000   Wharf Resources Ltd.                                           477
                                                                  -----------
                                                                      27,916
                                                                  -----------

           North American Platinum Companies (0.1%)
 65,000    Stillwater Mining Co. *                                     1,113
                                                                  -----------
               Total gold stocks (cost: $37,977)                      38,909
                                                                  -----------


                  Foreign Securities (22.9%)
                 Foreign Common Stocks (21.5%)
             Argentina (0.2%)
   290,133   Compania Interamericana de Automobiles S.A.*            $    1,248
    54,200   YPF Sociedad Anonima S.A. ADS "D"                            1,057
                                                                     -----------
                                                                          2,305
                                                                     ----------
            Australia (0.7%)
  995,000   CSL Ltd.                                                     2,651
1,800,000   David Jones Ltd.                                             2,672
   25,000   TABCORP Holdings Ltd. ADS                                     714(a)
                                                                     ----------
                                                                         6,037
                                                                     ----------

            Austria (0.6%)
   44,000   VA Technologie AG                                            5,077
                                                                     -----------

            Belgium (0.3%)
   11,580   Colruyt S.A.                                                 2,980
                                                                    -----------

             Canada (1.0%)
   69,000    Alliance Forest Products, Inc. *                             1,359
  585,000    Beau Canada Exploration Ltd. *                                 599
   98,500    Canadian National Railway Co. *                              1,477
   70,000    Canadian Occidental Petroleum Ltd.                           2,448
   94,000    Suncor, Inc.                                                 2,880
                                                                     ----------
                                                                          8,763
                                                                     ----------
             Chile (0.2%)
   19,400    Madeco S.A. ADS                                                459
   57,100    Maderas y Sinteticos S.A. ADS                                  949
                                                                     -----------
                                                                          1,408
                                                                     -----------
             Colombia (0.1%)
  200,000    Banco de Colombia GDS                                        1,025
                                                                     -----------

            Denmark (0.8%)
      600   Nordtank Energy Group A/S *                                       39
   20,000   Novo Nordisk A/S "B"                                           2,517
  115,000   Tele Danmark A/S ADS                                           3,205
   25,000   Unidanmark A/S                                                 1,223
                                                                      ----------
                                                                           6,984
                                                                      ----------

            France (1.0%)
   55,000   Coflexip ADS                                                     846
  100,000   Elf Aquitaine ADS                                              3,500
   25,000   Eramet Group                                                   1,653
   15,000   Essilor International                                          2,825
                                                                      ----------
                                                                           8,824
                                                                      ----------

             Germany (0.9%)
   26,000    Adidas AG *                                                   1,386
    4,500    BASF AG                                                         986
    5,870    Siemens AG                                                    3,066
   65,000    Veba AG                                                       2,652
                                                                     ----------
                                                                           8,090
                                                                     -----------
             Hong Kong (0.7%)
1,198,500    Amoy Properties Ltd.                                          1,147
   78,700    China Yuchai International Ltd.                                 669
1,400,000    Florens Group Ltd.                                              805
  229,000    Hutchison Whampoa Ltd.                                        1,294
4,000,000    Regal Hotels International Holdings                             884
1,100,000    Varitronix International Ltd.                                 2,062
                                                                       ---------
                                                                           6,861
                                                                       ---------

             Hungary (0.1%)
  123,000    Mol Magyar Olay Es Gazipari GDS *                             1,030
                                                                       ---------

             India (0.3%)
   27,000    Hindalco Industries Ltd. GDR                                    749
   60,000    Indian Rayon & Industries Ltd. GDR                              690
   88,000    Larsen & Toubro Ltd. GDR                                      1,377
                                                                       ---------
                                                                           2,816
                                                                       ---------

             Indonesia (0.2%)
   17,500    PT Bank Dagang Nasional Indonesia                                14
   80,000    PT HM Sampoerna                                                 802
  527,500    PT Jaya Real Property                                         1,294
                                                                       ---------
                                                                           2,110
                                                                       ---------
             Israel (0.1%)
   34,000    Koor Industries Ltd. ADS *                                      616
                                                                       ---------
             Italy (0.6%)
  253,500    Arnoldo Mondadori Editore                                     1,986
1,022,500    Olivetti and C., S.p.A.                                         678
  522,500    Olivetti and C., S.p.A. Rights *                                 30
1,500,000    STET                                                          2,950
                                                                       ---------
                                                                           5,644
                                                                       ---------

             Japan (4.5%)
  140,000    77 Bank Ltd.                                                  1,269
  135,000    Bridgestone Corp.                                             1,990
  161,000    Canon, Inc.                                                   2,832
   95,000    Daibiru Corp.                                                 1,046
  180,000    Higo Bank                                                     1,352
  250,000    Hitachi Ltd.                                                  2,531
  120,000    Honda Motor Co. Ltd.                                          2,170
   60,000    Hoya Corp.                                                    1,787
   50,000    Ito-Yokado Co. Ltd.                                           2,762
   39,000    Kissei Pharmaceutical Co., Ltd.                               1,069
   28,000    Kyocera Corp.                                                 2,215
  115,000    Laox Co. Ltd.                                                 2,407
   14,000    Mabuchi Motor Co.                                               867
  270,000    Minebea Co. Ltd.                                              2,245
  303,000    Mitsubishi Heavy Industries Ltd.                              2,415
  295,000    Mitsubishi Paper Mills, Ltd.                                  1,818
  816,000    NKK Corp.                                                     2,245
  146,000    Nomura Securities Co. Ltd.                                    2,870
   74,000    Shimamura Co. Ltd.                                            2,800
   80,000    Tostem Corp.                                                  2,437
                                                                       ---------
                                                                          41,127
                                                                       ---------

             Korea (0.5%)
   33,000    Korea Electric Power Corp. ADS                                1,441
   54,000    LG Chemical Ltd. *                                            1,125
    5,100    Samsung Electronics Co., Ltd. *                                 960
   13,600    Samsung Electronics Co., Ltd. GDR *                             809
    4,274    Samsung Electronics Co., Ltd. GDR (New) *                       229
                                                                       ---------
                                                                           4,564
                                                                       ---------
             Malaysia (0.4%)
  292,500    Malaysian Assurance Alliance BHD                              1,153
  169,000    Tanjong plc                                                     486
  575,000    Technology Resources Industries BHD *                         1,609
                                                                       ---------
                                                                           3,248
                                                                       ---------
             Mexico (0.6%)
   34,800    Bufete Industrial, S.A. de C.V. ADS                             509
   89,200    Desc, Soceidad de Fomento Industrial, S.A. de C.V. ADS*       1,182
  113,300    Grupo Simec, S.A. de C.V. ADS *                                 765
   78,600    Grupo Televisa, S.A. de C.V. ADS                              1,699
   43,000    Panamerican Beverages, Inc. "A"                               1,387
                                                                       ---------
                                                                           5,542
                                                                       ---------

             Netherlands (1.6%)
   13,000    DSM N.V.                                                      1,036
   35,000    EVC International N.V.                                          944
   19,625    Heineken N.V.                                                 3,439
   60,412    Internationale Nederlanden Groep N.V.                         3,955
   57,000    Vendex International N.V.                                     1,651
   25,300    Verenigd Bezit VNU                                            3,570
                                                                       ---------
                                                                          14,595
                                                                       ---------

             Norway (0.1%)
  400,000    Christiania Bank og Kreditkasse                                 898
                                                                       ---------
             Philippines (0.3%)
5,153,000    Filinvest Land, Inc. *                                        1,378
1,567,300    Petron Corp. GDS                                                718
  105,000    Philippine Commercial International Bank                        882
                                                                       ---------
                                                                           2,978
                                                                       ---------

             Portugal (0.3%)
   15,553    Portugal Telecom, S.A. *                                        284
  127,100    Portugal Telecom, S.A. ADS *                                  2,383
                                                                      ----------
                                                                           2,667
                                                                       ---------
             Singapore (0.2%)
  141,500    Keppel Corp. Ltd                                              1,163
  144,000    Overseas Union Bank Ltd.                                        914
                                                                       ---------
                                                                           2,077
                                                                       ---------
             South Africa (0.3%)
  654,953    Iscor Ltd. S.A.                                                 588
   68,506    Murray and Roberts Holdings Ltd.                                453
  112,000    Nedcor Ltd. GDR *                                             1,820
   28,000    Nedcor Ltd. Warrants *                                          136
                                                                       ---------
                                                                           2,997
                                                                       ---------

             Spain (0.5%)
   27,400    Corporacion Mapfre                                            1,543
   84,800    Telefonica de Espana, S.A. ADR                                3,519
                                                                       ---------
                                                                           5,062
                                                                       ---------

             Sweden (1.0%)
   20,000    Asea AB                                                       1,940
   45,000    Autoliv AB                                                    2,663
   40,000    Getinge Industrier AB "B"                                     1,648
  140,000    Volvo AB                                                      2,905
                                                                       ---------
                                                                           9,156
                                                                       ---------

              Switzerland (0.9%)
    2,000     BBC Brown, Boveri & Co. Ltd. "A"                            2,297
    3,400     Ciba Geigy AG                                               3,031
      500     SGS Group                                                     940
    3,750     Sulzer AG P.C.                                              2,074
                                                                       ---------
                                                                          8,342
                                                                       ---------
             Taiwan (0.1%)
   60,000    China Steel Corp. ADS                                        975(a)
                                                                       ---------

             Thailand (0.2%)
   71,500    Finance One Public Co.                                         446
  750,000    Sahaviriya Steel Industries Public Co., Ltd.*                  917
  103,100    Sri Thai Superware Co. Ltd.                                    684
                                                                       ---------
                                                                          2,047
                                                                       ---------
             Turkey (0.1%)
  129,000    Olmuksa Mukavva Sanayi Ve Ticaret A.S.                          32
  144,000    Sarkuysan Elektrolitik Bakir S.A.                               22
                                                                       ---------
                                                                             54
                                                                       ---------
             United Kingdom (1.9%)
  293,000   Amstrad plc                                                   1,187
  350,000   Argyll Group plc                                              1,667
   40,000   British Gas plc                                               1,490
  355,829   Cadbury Schweppes plc                                         3,034
  400,000   Northern Ireland Electricity plc                              2,737
  274,000   Refuge Group plc                                              1,942
  573,500   Tomkins plc                                                   2,318
  170,833   Welsh Water plc                                               1,801
  988,000   WPP Group plc                                                 2,397
                                                                       ---------
                                                                         18,573
                                                                       ---------
            Other Holdings (0.2%)
2,406,000   Central European Growth Fund plc                              1,437
  480,000   Central European Growth Fund plc Warrants *                      44
                                                                       --------
                                                                          1,481
                                                                       ---------
               Total foreign common stocks (cost: $176,699)             196,953
                                                                       ---------


                 Foreign Preferred Stocks (0.9%)
                 Australia (0.3%)
      725,000    Village Roadshow Ltd.                                     2,297
                                                                          ------

                 Brazil (0.5%)
   42,449,080    Bradesco PN                                                 367
   46,990,000    Companhia Energetica de Minas Gerais (Cemig)              1,041
   36,000,000    Telebras PN                                               1,773
1,750,000,000    Usinas Siderurgicas de Minas Gerais S.A.                  1,558
                                                                        --------
                                                                           4,739
                                                                        --------

                 Finland (0.1%)
       19,000    Nokia Corp. ADS                                           1,031
                                                                          ------
               Total foreign preferred stocks (cost: $7,129)               8,067
                                                                          ------



 Principal
  Amount
  (000)


               Foreign Bonds (0.5%)
               Japan (0.2%)
$    2,100     MBL International Finance (Bermuda) Trust,
                  Convertible Notes, 3.00%, 11/30/02                     2,331

               Taiwan (0.3%)
     1,000     U-Ming Marine Transport Corp.,
                 Convertible Notes, 1.50%, 2/07/01                         888
     1,368     Yangming Marine Transport Corp.,
                 Convertible Notes, 2.00%, 10/06/01                      1,501
                                                                      ----------
                                                                         2,389
                                                                      ----------
               Total foreign bonds (cost: $4,606)                        4,720
                                                                      ----------
               Total foreign securities (cost: $188,434)               209,740
                                                                      ----------

  Number
of Shares

           Real Estate Stocks (23.7%)
           Hotel/Motel (1.4%)
 100,000   Hilton Hotels Corp.                                6,462
 500,000   Host Marriott Corp. *                              6,438
                                                            -----------
                                                             12,900
                                                            -----------

           Paper & Forest Products (0.9%)
 100,000   Rayonier, Inc.                                     3,825
 100,000   Weyerhaeuser Co.                                   4,525
                                                            ----------
                                                              8,350
                                                            ----------

           Real Estate Investment Trusts (21.4%)
 250,000   American Health Properties, Inc.                    4,969
 300,000   Beacon Properties Corp.                             6,150
 250,000   Bradley Real Estate, Inc.                           3,469
 250,000   Cali Realty Corp.                                   4,937
 300,000   Camden Property Trust                               6,187
 300,000   CBL & Associates Properties, Inc.                   6,150
 200,000   Charles E. Smith Residential Realty, Inc.           4,600
 250,000   Chelsea GCA Realty, Inc.                            6,969
 250,000   Columbus Realty Trust                               4,719
 300,000   Developers Diversified Realty Corp.                 8,475
 250,000   Excel Realty Trust, Inc.                            4,875
 300,000   Gables Residential Trust                            6,600
 350,000   Glimcher Realty Trust                               6,125
 300,000   HGI Realty, Inc.                                    6,675
 300,000   Highwoods Properties, Inc.                          7,912
 250,000   JDN Realty Corp.                                    5,125
 200,000   Kimco Realty Corp.                                  8,000
 350,000   Merry Land & Investment Co.                         7,744
 250,000   Paragon Group, Inc.                                 4,188
 256,400   Patriot American Hospitality, Inc. *                6,089
 200,000   Post Properties, Inc.                               6,050
 400,000   Public Storage, Inc.                                7,200
 225,000   Reckson Associates Realty Corp.                     6,272
 300,000   ROC Communities, Inc.                               6,712
 250,000   Shurgard Storage Centers, Inc.                      6,406
 550,000   South West Property Trust, Inc.                     6,875
 250,000   Starwood Lodging Trust                              6,906
 250,000   Storage USA, Inc.                                   7,594
 350,000   Summit Properties, Inc.                             6,650
 300,000   United Dominion Realty Trust, Inc.                  4,238
 150,000   Weeks Corp.                                         3,413
 100,000   Weingarten Realty Investors, Inc.                   3,425
 200,000   Wellsford Residential Property Trust                4,175
                                                           ----------
                                                             195,874
                                                           ----------
               Total real estate stocks (cost: $207,993)     217,124
                                                           ----------

           Basic Value Stocks (25.6%)
           Aerospace/Defense (3.7%)
 150,000   B.F. Goodrich Co.                                  10,519
 160,000   Boeing Co.                                         11,660
 300,000   EG & G, Inc.                                        5,775
 115,000   Rockwell International Corp.                        5,635
                                                           ----------
                                                              33,589
                                                           ----------

           Auto Parts (0.2%)
 124,400   Arvin Industries, Inc.                              2,193
                                                           ----------
           Bank Holding Companies - Money Center (0.4%)
  53,000   Bankers Trust New York Corp.                        3,438
                                                           ----------

           Chemicals (3.2%)
 100,000   Dow Chemical Co.                                    7,087
 100,000   Monsanto Co.                                       11,450
  61,300   Olin Corp.                                          4,659
 150,000   Union Carbide Corp.                                 5,944
                                                           -----------
                                                              29,140
                                                           -----------

           Containers - Metals & Glass (0.4%)
 135,000   Ball Corp.                                          3,864
                                                           ----------

           Distribution & Pipelines (0.3%)
 120,000   NICOR, Inc.                                         3,045
                                                           ----------

           Drugs (0.4%)
  94,250   Pharmacia & Upjohn, Inc.                            3,381
                                                           ----------

           Electric Power (1.0%)
  95,000   Houston Industries, Inc.                            4,346
 120,000   Texas Utilities Co.                                 4,620
                                                           ----------
                                                               8,966
                                                           ----------

           Finance - Business/Commercial (0.3%)
  38,723   Travelers Corp.                                     2,304
                                                           ----------
           Healthcare - Diversified (1.3%)
  70,000   American Home Products Corp.                        6,387
  70,000   Bristol-Myers Squibb Co.                            5,618
                                                           ----------
                                                              12,005
                                                           ----------

           Insurance - Multi-Line Companies (0.6%)
  70,000   Aetna Life & Casualty Co.                           5,136
                                                           ----------

           Insurance - Property/Casualty (1.0%)
 150,000   Allstate Corp.                                      6,150
  68,000   Hartford Steam Boiler Inspection & Insurance Co.    3,136
                                                           ----------
                                                               9,286

           Machinery - Diversified (1.5%)
  70,000   Caterpillar, Inc.                                   4,296
 300,000   Deere & Co.                                         9,863
                                                           -----------
                                                              14,159
                                                           -----------

           Manufacturing - Diversified Industries (0.7%)
 100,000   Minnesota Mining & Manufacturing Co.                6,550
                                                           -----------

           Office Equipment & Supplies (0.7%)
  44,000   Xerox Corp.                                         6,034
                                                           -----------

           Oil - Domestic (1.2%)
  60,000   Amerada Hess Corp.                                  2,850
 250,000   Occidental Petroleum Corp.                          5,531
  65,000   Pennzoil Co.                                        2,576
                                                           -----------
                                                              10,957

           Oil - International (1.9%)
  70,000   Chevron Corp.                                       3,456
  60,000   Mobil Corp.                                         6,263
 100,000   Texaco, Inc.                                        7,400
                                                           -----------
                                                              17,119
                                                           -----------

           Paper & Forest Products (0.9%)
 275,000   James River Corp.                                   8,663
                                                           ------------

           Railroads (0.7%)
  85,000   Norfolk Southern Corp.                              6,694
                                                           ------------

           Retail - General Merchandising (0.8%)
  90,000   J.C. Penney Company, Inc.                           4,219
  90,000   Sears, Roebuck & Co.                                3,544
                                                           ------------
                                                               7,763
                                                           ------------

           Telephones (1.5%)
 120,000   GTE Corp.                                           5,115
 167,000   NYNEX Corp.                                         8,287
                                                           -----------
                                                              13,402
                                                           -----------

           Tobacco (2.5%)
 140,000   American Brands, Inc.                               5,845
  80,000   Philip Morris Companies, Inc.                       7,020
 180,000   RJR Nabisco Holdings Corp.                          5,242
 220,000   Universal Corp.                                     5,225
                                                           ----------
                                                              23,332
                                                           ----------

           Transportation - Miscellaneous (0.4%)
 150,000   American President Companies, Ltd.                  3,750
                                                           ----------
           Total basic value stocks (cost: $161,355)         234,770
                                                           ----------


           U.S. Government & Agency Issues (24.7%)
           Discount Note (2.9%)
  26,690    Federal Home Loan Mortgage Corp., 5.80%, 12/01/95      $  26,690

           Government National Mortgage Assoc. (8.7%)
  37,958    6.50%, 5/15/23 - 4/15/24                                  37,397
  22,686    7.00%, 8/15/23                                            22,800
   3,580    7.50%, 3/15/17                                             3,676
   3,324    8.00%, 6/15/16 - 3/15/17                                   3,460
   4,716    8.50%, 9/15/09 - 2/15/17                                   4,965
     379    9.00%, 6/15/16 - 10/15/16                                    403
   5,987    9.50%, 6/15/09 - 8/15/17                                   6,442
     907    10.00%, 11/15/09 - 4/15/16                                   992
       6    11.00%, 9/15/15                                                7
      69    11.50%, 3/15/13                                               79
       5    12.50%, 8/15/14                                                5
                                                                     ----------
                                                                      80,226
                                                                     ----------

           U.S. Treasury Bonds (13.1%)
  50,000    7.63 %, 2/15/25                                           59,484
  50,000    7.88 %, 2/15/21                                           60,188
                                                                    ----------
                                                                     119,672
                                                                    ----------
           Total U.S. government & agency issues (cost:$205,473)     226,588
                                                                    ----------
           Total investments (cost: $801,232)                       $ 927,131
                                                                    ===========

*Non-income producing.

                          PORTFOLIO SUMMARY BY INDUSTRY

     U.S. Government  & Agency Issues                         24.7%
     Real Estate Investment Trusts                            21.4
     Oil                                                       4.5
     Gold Mining                                               4.1
     Aerospace / Defense                                       3.7
     Chemicals                                                 3.6
     Telecommunications                                        3.3
     Healthcare                                                3.2
     Retail                                                    2.7
     Tobacco                                                   2.6
     Paper & Forest Products                                   2.2
     Electric Power                                            1.8
     Machinery - Diversified                                   1.8
     Banks                                                     1.7
     Hotel - Motel                                             1.5
     Manufacturing - Diversified Industries                    1.3
     Insurance - Multi / Line Companies                        1.2
     Insurance - Property / Casualty                           1.1
     Electronics                                               1.0
     Electrical Equipment                                      1.0
     Office Equipment & Supplies                               1.0
     Other                                                    11.8
                                                          ----------
                                                             101.2%
                                                          ==========


Cornerstone Strategy Fund
Notes to Portfolio of Investments in Securities

November 30, 1995
(Unaudited)

General Notes

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Specific Notes

(a) Securities which are exempt from registration by Rule 144A under the Securities Act of 1933 and when purchased were determined to be liquid. Any resale of these securities may occur in an exempt transaction in the United States to a qualified institutional buyer as defined by the Rule.

See accompanying notes to financial statements.

Cornerstone Strategy Fund
Statement of Operations
(in Thousands)

Six-month period ended November 30, 1995
(Unaudited)


Net investment income:
     Income (net of foreign taxes withheld of $262):
          Dividends                                                  $ 12,869
          Interest                                                      7,363
                                                                     ---------
               Total income                                            20,232
                                                                     ---------
     Expenses:
          Management fees                                               3,365
          Transfer agent's fees                                         1,263
          Custodian's fees                                                250
          Postage                                                         208
          Shareholder reporting fees                                       82
          Trustees' fees                                                    1
          Registration fees                                                35
          Audit fees                                                       14
          Legal fees                                                        3
          Other                                                            17
                                                                     ----------
               Total expenses                                           5,238
                                                                     ----------
                    Net investment income                              14,994
                                                                     ----------
Net realized and unrealized gain on investments and foreign currency:
     Net realized gain (loss) on:
          Investments                                                   5,532
          Foreign currency transactions                                   (12)
     Change in net unrealized appreciation/depreciation on:
          Investments                                                  41,375
          Translation of assets and liabilities in foreign currencies     (11)
                                                                     ----------
                    Net realized and unrealized gain                   46,884
                                                                     ----------
Increase in net assets resulting from operations                     $ 61,878
                                                                     ==========

See accompanying notes to financial statements.

Cornerstone Strategy Fund
Statements of Changes in Net Assets
(In Thousands)

Six-month period ended November 30, 1995
and Year ended May 31, 1995
(Unaudited)
                                                            11/30/95               5/31/95
From operations:
     Net investment income                                $    14,994            $    26,403
     Net realized gain on investments                           5,532                 18,898
     Net realized loss on foreign currency transactions           (12)                (1,997)
     Change in net unrealized appreciation/depreciation on:
          Investments                                          41,375                  8,699
          Foreign currency translations                           (11)                   680
                                                          -------------           ------------
     Increase in net assets resulting from operations          61,878                 52,683
                                                          -------------           -------------
Distributions to shareholders from:
     Net investment income                                    (11,498)               (21,675)
                                                          -------------           -------------
     Net realized gains                                       (12,787)               (49,764)
                                                          -------------           -------------
From capital share transactions:
     Shares sold                                               61,205                158,794
     Shares issued for dividends reinvested                    23,779                 70,063
     Shares redeemed                                          (80,695)              (150,383)
                                                          -------------           -------------

   Increase in net assets from capital share transactions       4,289                 78,474
                                                          -------------           -------------
Net increase in net assets                                     41,882                 59,718
Net assets:
     Beginning of period                                      874,587                814,869
                                                          -------------           -------------
     End of period                                        $   916,469             $  874,587
                                                          =============           =============

Undistributed net investment income included in net assets:
     Beginning of period                                  $    10,933             $    8,202
                                                          =============           =============
     End of period                                        $    14,417             $    10,933
                                                          =============           =============
Change in shares outstanding:
     Shares sold                                                2,643                   7,272
     Shares issued for dividends reinvested                     1,031                   3,250
     Shares redeemed                                           (3,486)                 (6,938)
                                                          -------------           -------------
         Increase in shares outstanding                           188                   3,584
                                                          =============           ==============

See accompanying notes to financial statements.

Cornerstone Strategy Fund
Notes to Financial Statements
(In Thousands)

November 30, 1995
(Unaudited)
(1) Summary of Significant Accounting Policies

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the Cornerstone Strategy Fund (the Fund). The Fund's investment objective is to achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving the purchasing power of shareholders' capital. On July 12, 1995, the Board of Trustees approved changing the name of the Fund from the Cornerstone Fund to the Cornerstone Strategy Fund.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the latest bid price is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, are recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. Foreign currency translations - The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

(2)  Line of Credit

The Fund participates with other USAA funds in a joint $150 million short-term revolving loan agreement (the Agreement) through January 15, 1996, for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Subject to availability under this Agreement, the Fund may borrow up to 5% of the market value of its assets at the time of the borrowing. Borrowings under this Agreement will bear interest at .125% over the Federal Funds Rate as published by the Federal Reserve Bank of New York or at .125% over the London Interbank Offered Rate. The Fund had no borrowings under this Agreement during the six-month period ended November 30, 1995.

(3)  Distributions

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year.

(4)  Investment Transactions

Purchases and sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 1995 were $146,741 and $144,473, respectively.

Gross unrealized appreciation and depreciation of investments as of November 30, 1995 was $151,932 and $26,033, respectively.

(5)  Foreign Currency Contracts

A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At November 30, 1995, the terms of open foreign currency contracts were as follows:

                               U.S. Dollar                             U.S. Dollar
                                 Value                                   Value
Exchange   Currency to be       as of        Currency to be              as of
 Date        Delivered         11/30/95         Received                11/30/95
12/01/95    2,680 U.S. Dollar  $ 2,680         3,600 Australian Dollar    $ 2,672
12/01/95       31 U.S. Dollar       31     1,674,268 Turkish Lira              31
12/01/95       23 U.S. Dollar       23     1,232,013 Turkish Lira              23
12/01/95      201 U.S. Dollar      201         1,558 Hong Kong Dollar         201
12/04/95      340 U.S. Dollar      340         2,149 Norwegian Krone          338
12/04/95       13 U.S. Dollar       13        29,641 Indonesian Rupiah         13
12/05/95      301 U.S. Dollar      301           347 Swiss Franc              295
12/05/95      536 U.S. Dollar      536           768 Deutsche Mark            531
12/05/95      472 U.S. Dollar      472           305 British Pound            467
12/06/95      131 U.S. Dollar      131           174 Australian Dollar        129
12/06/95      117 U.S. Dollar      117           157 Australian Dollar        116
12/11/95    2,479 U.S. Dollar    2,479        24,964 Austrian Schilling     2,453
12/29/95      334 U.S. Dollar      334       531,521 Italian Lira             332
12/29/95      812 U.S. Dollar      812     1,296,875 Italian Lira             811
                               --------                                    ---------
                               $ 8,470                                     $ 8,412
                               ========                                   ==========

(6) Transactions with Manager

A. Management fees - The investment policy of the Fund and the management of the Fund's portfolio is carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement - The Trust has an agreement with the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other remuneration for such services.

Cornerstone Strategy Fund
Notes to Financial Statements (continued)

November 30, 1995
(Unaudited)

(7)  Financial Highlights

Per share operating performance for a share outstanding throughout each period is as follows:
                                Six-month              Year         Eight-month
                                 Period ended         ended         Period ended
                                 November 30,         May 31,         May 31,              Year ended September 30,
                                    1995               1995            1994             1993          1992           1991
Net asset value at
     beginning of period        $   22.63           $   23.24        $  23.43          $   19.94      $  18.62      $  17.19
Net investment income                 .39                 .68             .40                .60           .65           .65
Net realized and
     unrealized gain                 1.21                 .67             .29               3.52          1.26          1.43
Distributions from net
     investment income               (.30)               (.58)           (.59)              (.63)         (.59)         (.65)
Distributions of realized
     capital gains                   (.33)              (1.38)           (.29)                 -              -             -
                                ------------        --------------   -----------       ------------    -----------   ---------
Net asset value at
     end of period              $   23.60           $   22.63        $  23.24          $   23.43       $  19.94      $  18.62
                                ============        ==============   ===========       ==============  ============  ==========

Total return (%) *                   7.16                6.43            3.00              21.35          10.53         12.61
Net assets at
     end of period (000)         $916,469           $ 874,587        $814,869          $ 707,795       $567,212      $580,088
Ratio of expenses to
     average net assets (%)          1.17(a)             1.13            1.11(a)            1.18           1.18          1.18
Ratio of net investment
     income to average net
     assets (%)                      3.34(a)             3.16            2.68(a)            2.92            3.25         3.58
Portfolio turnover (%)              16.45               33.17           30.87              45.18           32.71        28.02
Average commission
     rate paid per share            .0039

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

* Assumes reinvestment of all dividend income and capital gains distributions during the period.